UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2013

Resource America, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-4408	72-0654145
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203 Navy Yard Corporate Center Philadelphia, PA		19112
(Address of Principal Executive		(Zip Code)
Offices)

Registrant's telephone number, including area code: 215-546-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
At the Company's annual meeting of stockholders held on March 12, 2013, the stockholders: (i) elected three directors, Messrs. Michael Bradley, Edward Cohen, and Andrew Lubin, to serve three-year terms expiring at the Company's annual meeting of stockholders in 2016; and (ii) ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013.
The voting results were as follows:

Election of Directors	Shares For	Shares Withheld	Broker Non-Votes
Mr. Bradley	14,039,763	196,029	5,137,280
Mr. Cohen	10,716,451	3,519,341	5,137,280
Mr. Lubin	12,109,994	2,125,798	5,137,280

A proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013:

Shares For	Shares Against	Abstentions
19,285,753	79,266	8,054

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource America, Inc.

Date: March 15, 2013	/s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President, Chief Legal Officer & Secretary